Exhibit 10.1

FORM OF AMENDMENT NO. 1 TO

AMENDED AND RESTATED SHAREHOLDER’S AGREEMENT

REGARDING NIELSEN HOLDINGS N.V.

THIS AMENDMENT NO. 1 (this “Amendment”) to that certain Amended and Restated Shareholder’s Agreement regarding Nielsen Holdings N.V. dated January 31, 2011 (the “Agreement”) by and among AlpInvest, Blackstone, Carlyle, Hellman & Friedman, KKR, Thomas H. Lee Partners, Valcon Acquisition Holding (Luxembourg) S.à r.l., Nielsen Holdings N.V. (the “Company”), Valcon Acquisition B.V. and The Nielsen Company B.V. (the foregoing collectively referred to herein as the “Parties”). All capitalized terms used in this Amendment but not defined herein shall have the meaning ascribed to such terms under the Agreement.

WHEREAS, on July 26, 2012, Iain Leigh, a nominee of AlpInvest, resigned from the Boards of Directors of the Company and TNC, and Vivek Y. Ranadivé, an independent director, was elected as a member of the Board of Directors of the Company, to serve until the next Annual Meeting of Shareholders of the Company, and as a member of the Board of Directors of TNC;

WHEREAS, in connection therewith, the Parties desire to amend the Agreement as provided herein to provide that AlpInvest will no longer have the right to designate a director to be nominated to the Board of Directors of the Company, and will instead have the right to designate an individual to serve as a board observer; and

WHEREAS, Section 11.1 of the Agreement provides that the Agreement may be amended by a written instrument signed by the parties thereto.

NOW, THEREFORE, in consideration of the mutual agreements specified in this Amendment, the Parties hereby agree as follows:

1.	Amendment to Agreement.

(a)	Section 3.1.1 of the Agreement is hereby amended by:

(i)	Deleting “11” where it appears in Section 3.1.1(a)(i) and replacing it with “10”;

(ii)	Deleting “AlpInvest,” where it appears in Section 3.1.1(a)(i);

(iii)	Deleting “three” where it appears in Section 3.1.1(a)(ii) and replacing it with “four”;

(iv)	Inserting “(with respect to at least three of whom)” before “Rule 10A-3” in Section 3.1.1(a)(ii);

(v)	Deleting “11” where it appears in Section 3.1.1(b)(i) and replacing it with “10”;

(vi)	Deleting “each of AlpInvest and” where it appears in Section 3.1.1(b)(i); and

(vii)	Deleting “three” where it appears in Section 3.1.1(b)(ii) and replacing it with “four”.

(b)	Section 3.4.1 of the Agreement is hereby amended by deleting the phrase: “To the extent the Nielsen Holdings Board is composed of members pursuant to Article 3.1.1(b) and” from the second sentence of this section.

(c)	Section 5.4.4 of the Agreement is hereby amended by deleting the phrase: “To the extent the Nielsen Holdings Board is composed of members pursuant to Article 3.1.1(b) and” from the third sentence of this section.

2.	Governing Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Amendment, except to the extent that the matter in question is mandatorily required to be governed by Luxembourg law or Dutch law, in which case it will be governed by the applicable provisions of such law.

3.	No Other Amendments. Except to the extent expressly amended by this Amendment, all terms of the Agreement shall remain in full force and effect without amendment, change or modification.

4.	Counterparts. This Amendment may be executed in counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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2

IN WITNESS WHEREOF, each of the following have executed this Amendment as of this 12th day of September, 2012.

NIELSEN HOLDINGS N.V.

By:
Name:
Title:

VALCON ACQUISITION B.V

By:
Name:
Title:

THE NIELSEN COMPANY B.V

By:
Name:
Title:

VALCON ACQUISITION HOLDING (LUXEMBOURG) S.À R.L.

By:
Name:
Title:

ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V.

By:	AlpInvest Partners 2006 B.V., its general partner

By:	AlpInvest Partners B.V., its managing director

By:
Name:
Title:

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN II-A, BV

By:	AlpInvest Partners B.V., its managing director

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V, L.P.

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V, L.P.

By:
Name:
Title:

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) V, L.P.

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V-A, L.P.

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V-SMD, L.P.

By:
Name:
Title:

BCP (CAYMAN) V-S, L.P.

By:
Name:
Title:

BCP V CO-INVESTORS (CAYMAN), L.P.

By:
Name:
Title:

CARLYLE PARTNERS IV CAYMAN, L.P.

By:
Name:
Title:

CP IV COINVESTMENT CAYMAN, L.P.

By:
Name:
Title:

CEP II PARTICIPATIONS S.À R.L. SICAR

By:
Name:
Title:

CENTERVIEW CAPITAL, L.P.

By:	Centerview Partners GP, L.P.
Its General Partner

By:	Centerview Capital GP, LLC
Its General Partner

By:
Name:
Title:

CENTERVIEW EMPLOYEES, L.P.

By:	Centerview Capital GP, L.P.
Its General Partner

By:	Centerview Capital GP LLC
Its General Partner

By:
Name:
Title:

CENTERVIEW VNU LLC

By:	Centerview Capital Holdings LLC,
its Managing Member

By:
Name:
Title:

HELLMAN & FRIEDMAN CAPITAL PARTNERS V (CAYMAN), L.P.
By:	Hellman & Friedman Investors V (Cayman), L.P.
By:	Hellman & Friedman Investors V (Cayman), Ltd.

By:
Name:
Title:

HELLMAN & FRIEDMAN CAPITAL PARTNERS V (CAYMAN PARALLEL), L.P.
By:	Hellman & Friedman Investors V (Cayman), L.P.
By:	Hellman & Friedman Investors V (Cayman), Ltd.

By:
Name:
Title:

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES V (CAYMAN), L.P.
By:	Hellman & Friedman Investors V (Cayman), L.P.
By:	Hellman & Friedman Investors V (Cayman), Ltd.

By:
Name:
Title:

KKR VNU (MILLENIUM) L.P.

By:	KKR VNU (Millennium) Limited

its General Partner

By:
Name:
Title:

KKR MILLENNIUM FUND (OVERSEAS), LIMITED PARTNERSHIP

By: KKR Associates Millennium (Overseas), Limited Partnership
its General Partner

By:	KKR Millennium Limited its General Partner

By:
Name:
Title:

KKR VNU EQUITY INVESTORS, L.P.

By:	KKR VNU GP Limited

its General Partner

By:
Name:
Title:

THL FUND VI (ALTERNATIVE) CORP.

By:
Name:
Title:

THL COINVESTMENT PARTNERS, L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU), L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU) II, L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU) III, L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU) IV, LLC

By:
Name:
Title:

PUTNAM INVESTMENT HOLDINGS, LLC

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By:
Name:
Title:

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND V, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) CAYMAN FUND V, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND VI, L.P.

By:
Name:
Title: